UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2020

Ekso Bionics Holdings, Inc.

(Exact Name of Registrant as specified in its charter)

Nevada	001-37854	99-0367049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Harbour Way South, Suite 1201

Richmond, California 94804

(Address of principal executive offices, including zip code)

(510) 984-1761

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed by Ekso Bionics Holdings, Inc. (the “Company”) in its definitive proxy statement for its special meeting of stockholders held on March 12, 2020 (the “Stockholder Meeting”), on November 6, 2019, the compensation committee of the board of directors of Ekso Bionics Holdings, Inc. (the “Company”) approved certain grants of restricted stock units (“RSUs”) to the Company’s named executive officers (“NEOs”), under the Company’s Amended and Restated 2014 Stock Incentive Plan (the “Plan”). The grant of the RSUs was contingent upon: (a) approval by the Company’s stockholders (the “Stockholder Approval Condition”) at the Stockholder Meeting to increase the number of shares reserved for issuance under the Plan to accommodate the grants of the RSUs, and (b) the Company filing a registration statement on Form S-8 with the Securities and Exchange Commission (the “SEC”) to register the offer and sale of the shares underlying the RSUs (the “Registration Statement Condition”).

The Stockholder Approval Condition was satisfied at the Special Meeting held on March 12, 2020, and the Registration Statement Condition was satisfied on April 1, 2020. Accordingly, the following RSUs were granted effective on April 1, 2020:

NEO	Number of RSUs Granted
Jack Peurach	35,334
Jack Glenn	10,667
Jason Jones	8,667

*	The number of RSUs noted above are after giving effect to a 1-for-15 reverse stock split on March 24, 2020.

The RSUs vest as to one quarter (1/4th) of the total number listed above on November 15, 2020, and as to an additional one quarter (1/4th) of the total number of RSUs listed above on November 15 of each following year.

All compensation for the NEOs for the fiscal year ended December 31, 2019, including the compensation disclosed above, will be reported by the Company in the Summary Compensation Table in the Company’s proxy statement relating to the Company’s annual meeting of stockholders, expected to be filed with the SEC no later than April 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.

By:	/s/ Jack Glenn
Name:	Jack Glenn
Title:	Chief Financial Officer

Dated: April 1, 2020